Exhibit 99.1

AMERICAN FINANCE TRUST 2 nd Quarter 2017 Investor Presentation

2 Overview ▪ Strong Portfolio: 516 properties, comprised of 19.2 million rentable square feet, which were 95.8% leased (1) ▪ Leverage: 39.6% Total Debt to Total Assets (based on book value), with a weighted average effective interest rate of 4.31% (1) ▪ Flexible Cash Position: Cash balance of $56 million and unused borrowing capacity on the credit facility of $95 million provides operational flexibility (1) ▪ Net Asset Value: On March 17, 2017, the Company’s independent directors unanimously approved an estimated per - share net asset value (“Estimated Per - Share NAV”) equal to $23.37 as of December 31, 2016 ▪ Distribution Rate: On June 9, 2017, the Company’s Board of Directors authorized a decrease to the annualized distribution per share, effective July 1, 2017, from $1.65 to $1.30. This represents a change in the annualized distribution yield, based on the original purchase price of $25.00 per share, from 6.6% to 5.2%. (2) ▪ 2nd Quarter Activity ▪ Acquired 32 properties for $70.2 million, including the purchase of a 23 - property Bob Evans portfolio ▪ Sold 7 properties for $122.8 million ▪ Subsequent events ▪ From July 1, 2017 to August 10, 2017, the Company acquired an additional two properties for $13.8 million and sold five properties for $4.8 million ▪ On August 8, 2017, the Company's application to list its common stock on NASDAQ under the symbol "AFIN" was approved by NASDAQ (1) Data as of June 30, 2017 (2) This represents a change from 7.1% to 5.6% based on the Company’s most recent estimated per share net asset value as of Decem ber 31, 2016 of $23.37 per share.

3 Key 2017 Initiatives AFIN remains focused on executing property level and corporate level initiatives to enhance shareholder value ▪ Acquisitions ▪ Management will continue to evaluate both the single tenant NNN and multi - tenant retail market to grow our high quality portfolio ▪ Management believes current market conditions are favorable for AFIN and we will continue to seek assets that provide shareholders with stability, growth and yield as well as redeploy capital when appropriate ▪ AFIN will continue to leverage its reputation as an all cash buyer and expects to benefit from its robust pipeline of both on and off market transactions ▪ Asset Management and Leasing Initiatives ▪ Continue lease - up campaign at power and lifestyle centers ▪ Full review of the portfolio and scheduling meetings with top tenant relationships ▪ Proactively visit with large tenants with near to mid - term lease rollover to understand their needs and plan accordingly ▪ Capex projects ▪ Evaluate properties for any potential capex projects to potentially drive higher rents at existing centers for future leasing activity

4 Disciplined Acquisition Process Well - defined investment strategy and rigorous underwriting process used to assemble high - quality, diversified, net lease investment opportunities Total Deals Underwritten $1.7 billion Total LOIs Submitted $531 million Total Acquired $78.8 million AFIN Acquisition Activity Overview – YTD 2017 % of Deals Underwritten 100% 31% 5%

5 Leasing Update AFIN remains focused on its leasing and capex initiatives to further drive occupancy and increase NOI Single Tenant AFIN’s single tenant portfolio has zero lease maturities in 2017 and 2018 (1) » SunTrust disposition plan for non - renewal properties remains on track. » On May 12, 2016, AFIN and SunTrust executed various agreements to extend leases for the majority of the 213 SunTrust properties. For the remaining properties that were not renewed, with leases set to expire on December 31, 2017, AFIN is actively marketing these properties for sale or lease. » Excluding the SunTrust properties, only two properties have a lease maturity by 2020, representing less than 3% of total SLR. Multi - Tenant Since the merger with American Realty Capital – Retail Centers of America, Inc. (“RCA”) was completed in February 2017, management has been working diligently in partnership with Lincoln to ensure proper insight and oversight of the acquired multi - tenant portfolio » As a result, management is seeing increased velocity in new leases, lease renewals, and negotiations with potential tenants in addition to an enhanced focus on day - to - day asset operations, capital expenditure budgets, and asset marketing to drive revenue to selected centers. » Currently negotiating leases to backfill vacancies from tenant bankruptcies and dark tenants. » In total, only 3.6% (2) of multi - tenant leases (1.4% of total) are expiring through the remainder of 2017, representing $3.4 million of SLR. (1) Excluding SunTrust properties. (2) As a percent of respective portfolio NOI.

6 Property Management Update Lincoln Property Company ("Lincoln") to provide services for AFIN’s existing multi - tenant properties Lincoln Property Company ▪ Founded in 1965 ▪ Among Largest Private Diversified Real Estate Firms in U.S. ▪ Full Service – development, sales, advisory and property management ▪ $63 Billion Real Estate Assets Under Management ▪ Properties located in more than 200 U.S. cities and 10 countries throughout Europe ▪ 6,000 Employees ▪ 40 Administrative Offices in U.S./Europe ▪ 300 Management Offices in 32 States ▪ The services of Lincoln Retail REIT Services, LLC (“LRRS”) were utilized to oversee the day - to - day property management and leasing activities of RCA’s multi - tenant retail properties, as well as assisting RCA’s advisor with acquisitions, asset management and dispositions ▪ LRRS has agreed to continue to provide, subject to the AFIN advisor’s or its affiliates’ oversight, asset management, property management and leasing services related to those multi - tenant properties formerly owned by RCA and now owned by AFIN

7 PORTFOLIO UPDATE

8 Single Tenant Retail , 33.5% Power Center , 31.8% Lifestyle Center , 7.2% Distribution , 13.2% Office , 14.3% AFIN Portfolio Overview (As of June 30, 2017) AFIN has assembled a high - quality portfolio well diversified by property type, tenant base, and geography (1) Calculated on weighted average basis on SLR (annualized straight - line rental income) as of June 30, 2017 (2) Based on annualized SLR as of June 30, 2017 Metrics AFIN Portfolio Metrics Real Estate, at cost $3.5 billion # of Properties 516 Square Feet 19.2 million SLR (straight - line rental income) (2) $242 million SLR per Sq. Ft. (2) $12.63 Additional Metrics Occupancy (%) 95.8% Weighted Average Remaining Lease Term (1) 7.8 Top 10 Tenant Concentration (2) (%) 45% Geographical Concentration (2) NC , 8.9% FL , 8.6% NJ , 8.4% GA , 7.4% AL , 6.7% TX , 6.2% OH , 5.4% SC , 5.1% Remaining 32 States , 43.3% Property Type (2)

9 AFIN Portfolio (As of June 30, 2017) (1) Based on annualized SLR as of June 30, 2017 Portfolio Lease Expiry (1) 11.8% 7.7% 5.2% 4.1% 3.0% 68.2% 0% 10% 20% 30% 40% 50% 60% 70% Significant Tenants (1) These five tenants accounted for 31.8% of portfolio annualized SLR during Q2 2017 Remaining Tenants 3.9% 4.9% 8.0% 5.5% 6.7% 3.7% 6.9% 4.7% 7.3% 14.1% 34.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% Remaining 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter Portfolio weighted average lease term of 7.8 years (1)

10 AFIN Capital Structure (As of June 30, 2017) ▪ Revolving Credit Facility ▪ Based on the maximum commitment, AFIN can borrow up to $325 million under its Credit Facility and AFIN has the ability to draw an additional $95 million from this facility, providing significant liquidity to the Company ▪ The Credit Facility matures on May 1, 2018 ‒ AFIN is able to freely borrow or pay down this loan through the maturity date ▪ Secured Debt ▪ Multi - tenant mortgage loan executed in August 2015, the current outstanding balance is $648 million with a maturity in September 2020 ▪ Additional mortgage loans of $430 million outstanding, each encumbered by either single tenant or multi - tenant assets ▪ The portfolio has a weighted average interest rate of 4.3% Debt Capitalization ($mm) Multi - Tenant Mortgage Loan $648 Mortgage Loans – Single - Tenant 303 Mortgage Loans – Multi - Tenant 127 Total Secured Debt $1,078 Revolving Credit Facility $230 Total Unsecured Debt $230 Total Debt $1,308 Liquidity ($mm) Cash and Cash Equivalents $56 Unused Borrowing Capacity under Credit Facility 95 Total Liquidity $151 Key Capitalization Metrics ($bn) Total Debt $1.3 Real Estate Assets, at cost $3.5 Total Debt/ Real Estate Assets, at cost 39%

11 Market Conditions: Single Tenant Net Lease ▪ Steady sales and healthy pipelines within an expanding buyer pool are expected to continue over the next 12 to 18 months given net lease’s bond like returns and favorable long term performance – JLL Net Lease Investment Outlook 1H 2017 ▪ Overall sales volumes in the first half of 2017 increased 4.7% year - over - year. ▪ Sales volumes in tertiary markets are up significantly at 20.5% year - over - year, indicating a shift from wide buyer pools to seek more competitive pricing away from primary markets. ▪ REITs increased acquisitions by 58.1% year - over - year in tertiary markets. ▪ This increased participation in secondary and tertiary markets is driving further cap rate compression – down an average of 38 basis points year over year. Source: JLL: Net Lease Investment Outlook 1H 2017

12 Experienced Management Nicholas Radesca Chief Financial Officer, Treasurer and Secretary ▪ Formerly CFO & Corporate Secretary for Solar Capital Ltd. and Solar Senior Capital Ltd. ▪ Previously served as Chief Accounting Officer at iStar Financial, Inc. Michael Weil Chief Executive Officer, President and Chairman of the Board of Directors ▪ Founding partner of AR Global ▪ Supervised the origination of investment opportunities for all AR Global - sponsored investment programs ▪ Previously served as Senior VP of sales and leasing for American Financial Realty Trust (AFRT) ▪ Served as president of the Board of Directors of the Real Estate Investment Securities Association (REISA) Jason Slear Senior Vice President of Real Estate Acquisitions and Dispositions ▪ Responsible for sourcing, negotiating, and closing AR Global's real estate acquisitions and dispositions ▪ Formerly east coast territory director for AFRT where he was responsible for the disposition and leasing activity for a porti on of AFRT's 37.3 million square foot portfolio Michael Ead Managing Director and Counsel ▪ Joined AR Global as Assistant General Counsel in June 2013 ▪ Formerly worked at Proskauer Rose LLP for 9 years, practicing commercial real estate law, and representing clients in the acquisition, disposition, financing and leasing of properties throughout the United States and Puerto Rico Zach Pomerantz Senior Vice President of Asset Management ▪ Former Asset Manager for NYRT, a nearly 2.0 million square foot portfolio of New York City properties ▪ Previously worked at ProMed Properties, Swig Equities, Tishman Speyer and Mall Properties

Consistent Distributions

AR Global | American Finance Trust

Since inception, AFIN has paid out $6.82 per share of regular, monthly distributions in cash and distributions reinvested in the DRIP



$6.82 per share (Cumulative) (1)
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(1) Totals as of each period presented represent cumulative distributions per share assuming shares had been held since May 13, 2013, the date when our distributions began to accrue. On April 9, 2013, our board of directors authorized, and we declared, distributions of $1.65 per annum, per share of common stock. A portion of the distributions paid in cash has exceeded cumulative cash flow from operations and has been paid out of cash on hand , including proceeds from the IPO, proceeds from sale of real estate investments and proceeds from financings

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14 Supplemental Information Share Repurchase Program Accordingly, the Board unanimously approved a second amended and restated share repurchase program the (“A&R SRP”) which became effective on July 14, 2017. The A&R SRP supersedes and replaces the Existing SRP. Under the A&R SRP, subject to certain conditions, only repurchase requests made following the death or qualifying disability, in each case as defined in the A&R SRP, of stockholders that purchased shares of common stock of the Company or received their shares from the Company (directly or indirectly) through one or more non - cash transactions will be considered for repurchase by the Company so long as the repurchase otherwise complies with the provisions of Maryland law. Other terms and provisions of the A&R SRP remain consistent with the Existing SRP. Any requests received to date will be processed in accordance with the A&R SRP. Distribution Rate The Board unanimously authorized a decrease in the rate at which the Company pays its daily - accrued distributions paid monthly in arrears to stockholders, effective as of July 1, 2017, from $1.65 per share on an annualized basis, to $1.30 per share on an annualized basis. This represents a change in the annualized distribution yield, based on the original purchase price of $25.00 per share, from 6.6% to 5.2%, or a change from 7.1% to 5.6% based on the Company’s most recent estimated per share net asset value as of December 31, 2016 of $23.37 per share. The distributions paid on or about July 5, 2017 reflected the original rate, while the first distributions under the new rate were paid on or about August 5, 2017. On June 9, 2017, the board of directors of AFIN approved certain amendments to the Company’s existing share repurchase program and distribution rate

15 Forward - Looking Statements Certain statements made in this letter are “forward - looking statements” (as defined in Section 21 E of the Exchange Act), which reflect the expectations of the Company regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Such forward - looking statements include, but are not limited to, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements : whether benefits from the merger with RCA are achieved ; the inability to retain key personnel ; continuation or deterioration of current market conditions ; future regulatory or legislative actions that could adversely affect the company ; and the business plans of the tenants of the respective parties . Additional factors that may affect future results are contained in the Company’s filings with the SEC, including the Annual Report on Form 10 - K for the year ended December 31 , 2016 filed on March 13 , 2017 , the Quarterly Reports on Form 10 - Q filed on May 12 , 2017 and August 11 , 2017 , and in future periodic reports filed by the Company under the Securities Exchange Act of 1934 , as amended, which are available at the SEC’s website at www . sec . gov . The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise .

16 Risk Factors Our potential risks and uncertainties are presented in the section titled “Item 1 A . Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31 , 2016 and our Quarterly Reports on Form 10 - Q filed from time to time . The following are some of the risks and uncertainties relating to us and the proposed transaction, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements : ▪ All of our executive officers are also officers, managers or holders of a direct or indirect controlling interest in American Finance Advisors, LLC (our “Advisor”) or other entities under common control with AR Global . As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor’s compensation arrangements with us and other investment programs advised by affiliates of our Sponsor and conflicts in allocating time among these entities and us, which could negatively impact our operating results . ▪ Although we have announced our intention to list our shares of common stock on an exchange, at a time yet to be determined, there can be no assurance that our shares of common stock will be listed or of the price at which our shares may trade . No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . ▪ Lincoln Retail REIT Services, LLC, a Delaware Limited Liability Company, and its affiliates, which provides services to our Advisor in connection with our stabilized core retail portfolio, faces conflicts of interest in allocating its employees’ time between providing real estate - related services to our Advisor and other programs and activities in which they are presently involved or may be involved in the future . ▪ We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . ▪ Our tenants may not achieve our rental rate incentives and our expenses could be greater, which may impact our results of operations . ▪ The business of owning and operating retail properties, including power centers and lifestyle centers, which RCA was engaged in, has different risks than our business prior to the Merger, which primarily consisted of owning net leased real estate, including shorter lease terms, greater exposure to downturns in the retail market, dependence on the success and economic viability of anchor tenants and competition from other retail properties in areas where our operating real estate properties are located and from alternative retail channels such as internet shopping . ▪ We have not generated, and in the future may not generate, operating cash flows sufficient to cover 100 % of our distributions, and, as such, we may be forced to source distributions from borrowings, which may be at unfavorable rates, or depend on our Advisor to waive reimbursement of certain expenses or fees . There is no assurance that our Advisor will waive reimbursement of expenses or fees . ▪ We may be unable to pay or maintain cash distributions at the current rate or increase distributions over time . ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates . ▪ We are subject to risks associated with any dislocation or liquidity disruptions that may exist or occur in the credit markets of the United States of America . ▪ We may fail to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes, which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and our cash available for distributions . ▪ We may be deemed by regulators to be an investment company under the Investment Company Act of 1940 , as amended (the “Investment Company Act”), and thus subject to regulation under the Investment Company Act . ▪ The estimated net asset value per share of our common stock ("Estimated Per - Share NAV") may be lower or higher than the price of our shares of common stock on a national securities exchange . ▪ Our common stock has never been traded on a national securities exchange and as such has no trading history, and there can be no assurance that the trading price of our common stock will equal or exceed Estimated Per - Share NAV . ▪ The current lack of liquidity for shares of our common stock, and the lack of liquidity for RCA’s common stock prior to RCA's merger with and into a subsidiary of the Company, could adversely affect the market price of our common stock upon listing .

17 AmericanFinanceTrust.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com